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                                                                    EXHIBIT 10.1

                                                  GTE Communications Corporation
                                                  6665 North MacArthur Boulevard
                                                  Irving, TX 75039-2443
June 9, 2000                                      Mailcode: HQKO1E33

Via Federal Express - Overnight Delivery
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Mr. David Hampton
Netpliance
7600-A Capital of Texas Highway
Austin, TX  78731

Re:  Assignment of Contractual Obligations for DiaLinx Service

Dear Mr. Hampton:

In accordance with the assignment provisions contained in GTE Communications Corporation's ("GTECC") contract with your company to provide DiaLinx Service (the "Agreement"), this letter will serve as notice of GTECC's assignment of the Agreement to Genuity Inc. with an effective date of June 15, 2000.

Genuity Inc. is an affiliate of GTECC and is GTECC's supplier for the DiaLinx Service. We have the utmost confidence that this assignment will not negatively impact your company. Should you have any questions regarding this correspondence, please contact Timothy J. Sheets at (972) 465-5315.

Sincerely,



Timothy J. Sheets
Director Proposal / Contract Management